COHEN & STEERS DIVIDEND VALUE FUND, INC.

CLASS A (DVFAX) and CLASS C (DVFCX) SHARES

Supplement dated June 15, 2012 to

Summary Prospectus and Prospectus dated July 1, 2011

The Board of Directors of the Fund approved (i) effective September 15, 2012, a change to the Fund’s investment objectives and (ii) effective immediately, a change to the Fund’s fee waiver and expense reimbursement arrangement.

Effective September 15, 2012, the “Investment Objectives” section on page 1 of the Summary Prospectus and the Prospectus and the first sentence under the “Investment Objectives, Principal Investment Strategies and Related Risks – Objectives” section on page 6 of the Prospectus are hereby deleted and replaced with the following:

The investment objectives of Cohen & Steers Dividend Value Fund, Inc. (the Fund) are to provide long-term growth of income and capital appreciation.

Effective immediately, the “Fund Fees and Expenses” section on page 1 of the Summary Prospectus and the Prospectus is hereby deleted in its entirety and replaced with the following:

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You on page 16 of the Fund’s prospectus (the Prospectus) and Reducing the Initial Sales Load on Class A Shares on page 70 of the Fund’s Statement of Additional Information (the SAI).

	Class A	Class C
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.75%
Other Expenses	0.36%	0.36%
Service Fee	0.10%	0.25%

Total Annual Fund Operating Expenses	1.51%	2.16%
Fee Waiver/Expense Reimbursement (2)	(0.51)%	(0.51)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement) (2)	1.00%	1.65%

(1) For Class C shares, the maximum deferred sales charge does not apply after one year.

(2) Through June 30, 2014, Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain total annual Fund operating expenses at 1.00% for Class A shares and 1.65% for Class C shares. This contractual agreement can only be amended or terminated prior to the expiration date by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2014 (through June 30, 2014, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$547	$807	$1,142	$2,085
Class C shares
Assuming redemption at the end of the period	$268	$575	$1,063	$2,410
Assuming no redemption at the end of the year	$168	$575	$1,063	$2,410

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

COHEN & STEERS DIVIDEND VALUE FUND, INC.

CLASS I (DVFIX) SHARES

Supplement dated June 15, 2012 to

Summary Prospectus and Prospectus dated July 1, 2011, (as amended January 26, 2012)

The Board of Directors of the Fund approved (i) effective September 15, 2012, a change to the Fund’s investment objectives and (ii) effective immediately, a change to the Fund’s fee waiver and expense reimbursement arrangement.

Effective September 15, 2012, the “Summary Section — Investment Objectives” section on page 1 of the Summary Prospectus and the Prospectus and the first sentence under the “Investment Objectives, Principal Investment Strategies and Related Risks – Objectives” section of page 6 of the Prospectus are hereby deleted and replaced with the following:

The investment objectives of Cohen & Steers Dividend Value Fund, Inc. (the Fund) are to provide long-term growth of income and capital appreciation.

Effective immediately, the “Fund Fees and Expenses” section on page 1 of the Summary Prospectus and the Prospectus is hereby deleted in its entirety and replaced with the following:

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fee	0.80%
Other Expenses	0.36%
Service Fee	0.01%

Total Annual Fund Operating Expenses	1.17%
Fee Waiver/Expense Reimbursement (2)	(0.52)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement) (2)	0.65%

(1) This expense information differs from the Fund’s most recent annual report and has been updated to reflect estimated expenses for the fiscal year ending February 28, 2013, including additional expenses expected to be incurred due to the payment of a service fee pursuant to a shareholder services plan for Class I shares, adopted by the Fund effective January 1, 2012.

(2) Through June 30, 2014, Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual Fund operating expenses at 0.65% for the Class I shares. This contractual agreement can only be amended by agreement of the Fund and the Advisor will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2014 (through June 30, 2014, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$66	$266	$540	$1,325

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS